UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 13, 2006

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ULTRASTRIP SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Florida	000-25663	65-0841549
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3515 S.E. Lionel Terrace
Stuart, FL 34997
(772) 287-4846

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

UltraStrip Systems, Inc. is voluntarily furnishing the investor presentation attached hereto as Exhibit 99.1 because it deems it of importance to its security holders.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, and will not be or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Exhibit
99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRASTRIP SYSTEMS, INC.
By:	/s/ J. C. “JIM” RUSHING III
Chief Financial Officer

Date: July 13, 2006

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